Exhibit 99.1

FOR IMMEDIATE RELEASE

MDWerks Appoints Jeff Hopmayer to Board of Directors as Molecular Targeting Technology Platform Expands Across Industrial Markets

GREEN COVE SPRINGS, Fla. – July 10, 2026 – MDWerks, Inc. (OTCQB: MDWK), a molecular targeting technology company commercializing proprietary energy-wave platforms that selectively influence target molecules to improve industrial processes, today announced the appointment of Jeff Hopmayer to its Board of Directors.

Hopmayer joins the Board as MDWerks enters a pivotal stage in its evolution—from technology development to commercial execution. Supported by a growing global patent estate, an independently appraised intellectual property portfolio valued at approximately $400 million, signed commercial contracts, and customer deployments that began in Q2 2026, the Company is executing a strategy centered on recurring licensing revenue, scalable industrial applications, and long-term shareholder value.

MDWerks has reached an important commercial inflection point, moving beyond laboratory validation toward initial commercial deployments supported by customer contracts and a growing pipeline of opportunities across multiple industries. Rather than commercializing a single product, the Company is advancing a molecular targeting platform capable of enabling solutions across numerous industrial markets.

The Company’s technology platform is protected by a broad patent estate of issued and pending patents and patent applications worldwide, creating multiple layers of protection around its proprietary molecular targeting processes, equipment, and industrial applications. This intellectual property foundation supports a scalable licensing model designed to generate recurring revenue as the technology expands into new commercial verticals.

A nationally recognized entrepreneur, investor, and corporate advisor, Hopmayer has built and scaled businesses across the beverage alcohol, logistics, technology, and infrastructure sectors. He is widely known as the founder of Brindiamo Group, one of the world’s leading bulk whiskey sourcing and trading platforms and serves on the boards and advisory boards of several emerging technology companies focused on commercializing innovative intellectual property and creating long-term enterprise value.

MDWerks initially commercialized its platform through flavor enhancement and extraction in the beverage alcohol industry. The Company’s proprietary molecular targeting technology is designed to selectively influence target molecules to improve processing efficiency, product quality, sustainability, and manufacturing economics across a range of industrial processes.

The same platform has expanded into a second commercial vertical through the Company’s Molecular Sawdust Drying System (MSDS), designed to enhance moisture control and processing efficiency for the wood products industry, with its first commercial deployment which has recently begun. Beyond these initial markets, management believes the technology platform has significant opportunities across industrial processing, desalination, water purification, wastewater treatment, chemical extraction, food production, pharmaceuticals, agriculture, engineered materials, and advanced manufacturing. Collectively, these current and potential applications represent estimated addressable markets of more than $1.8 trillion globally.

“What attracted me to MDWerks is that it isn’t simply commercializing a product—it’s commercializing a molecular targeting technology platform,” said Jeff Hopmayer. “The ability to selectively influence target molecules creates opportunities to enhance manufacturing processes across numerous industries. Once a platform demonstrates value in one industry and then successfully expands into another, such as wood products, it begins to validate a much larger opportunity.”

“Companies capable of repeatedly solving complex industrial challenges across multiple markets are relatively uncommon. MDWerks has assembled a highly differentiated technology platform supported by a substantial patent estate, demonstrated early commercial traction, and is now transitioning from innovation to commercialization. I look forward to working alongside management and my fellow directors as we expand strategic partnerships, accelerate commercial adoption, broaden recurring licensing opportunities, and continue unlocking the value of this platform for customers and shareholders alike.”

Jim Cassidy, Executive Chairman of MDWerks, said:

“Jeff has consistently demonstrated an ability to recognize transformational opportunities and help companies bridge the gap between innovation and commercial execution. His experience building businesses, creating strategic partnerships, and commercializing emerging technologies makes him an outstanding addition to our Board as MDWerks continues evolving from a technology developer into a platform company serving multiple industrial markets.”

As a member of the Board of Directors, Hopmayer will work closely with management on corporate strategy, partnerships, commercialization initiatives, mergers and acquisitions, capital formation, and identifying opportunities to expand the Company’s proprietary molecular targeting platform into additional industrial sectors.

About MDWerks, Inc.

MDWerks, Inc. (OTCQB: MDWK) is a molecular targeting technology company developing proprietary energy-wave platforms that selectively influence target molecules to improve industrial processes. Supported by a broad patent estate, the Company’s technologies enhance extraction, molecular transfer, moisture control, product quality, processing efficiency, and sustainability across multiple industries.

Initially commercialized within beverage alcohol and wood products, MDWerks is expanding its platform into additional markets including industrial processing, water treatment (including desalination), chemical manufacturing, agriculture, pharmaceuticals, engineered materials, and advanced manufacturing. Through a scalable licensing model built around its proprietary intellectual property, MDWerks is transforming breakthrough science into recurring revenue opportunities across multiple global industries.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). We have based these forward-looking statements on our current expectations and projections about future events. All statements, other than statements of present or historical fact included in this press release, regarding our future financial performance and our strategy, expansion plans, future operations, future operating results, estimated revenues, losses, projected costs, prospects, plans and objectives of management are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “continue,” “project” or the negative of such terms or other similar expressions. These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions about us that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Except as otherwise required by applicable law, we disclaim any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this press release. We caution you that the forward-looking statements contained herein are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond our control. In addition, we caution you that the forward-looking statements regarding the Company contained in this press release are subject to the risks and uncertainties described in the “Cautionary Note Regarding Forward-Looking Statements” section of our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q that we file with the Securities and Exchange Commission. Such filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and ConnectM is under no obligation to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

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